                                                                     Exhibit 4.2


                              [STOCK CERTIFICATE]

                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                    MICHIGAN


                    NUMBER                             SHARES



                       UNIVERSAL TRUCKLOAD SERVICES, INC.


              AUTHORIZED CAPITAL 50,000 SHARES __________ PAR VALUE


This Certifies That ____________________________________________ is the owner of

__________________________________________________ fully paid and non-assessable

SHARES OF THE common STOCK OF Universal Truckload Services, Inc.

transferable on the books of the Corporation in person or by duly authorized

Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

this ___________ day of ____________________ A.D. _____



     /s/ R.E. Sigler                                   /s/ D.B. Cochran
----------------------------                      ------------------------------
     R.E. Sigler   SECRETARY                           D.B. COCHRAN    PRESIDENT

         (RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)

                                                  IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW
                                                                       Original Certificate
                                                                       --------------------    No. of Origl.   No of Shrs
Certificate No.       For        Shares           Transferred from       No.         Date         Shares        Transfd.
                ----      ------                  ----------------     --------    --------    ------------    ----------
  Universal Truckload Services, Inc.

         Dated               ,
               --------------  ----
Issued to
          -----------------------------

          -----------------------------

          -----------------------------

          -----------------------------           IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS
                                                                               No. of New     No. of Shares
                                                  New Certificate Issued to    Certificate     Transferred
                                                  -------------------------    -----------    --------------
Received this Certificate Dec.   ,
                          ------   ----
              /s/ N.E. Harned
            ------------------
                N.E. Harned


Surrendered this Certificate           19
                             ---------   --